Exhibit 10.1
FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT
     This FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is made as of November 7, 2007 by and among (a) Medical Properties Trust, Inc. (“Holdings”), (b) MPT Operating Partnership, L.P. (the “Borrower”), (c) JPMorgan Chase Bank, N.A. and KeyBank National Association, as the Lenders party hereto, (d) JPMorgan Chase Bank, N.A. as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders, and (e) KeyBank National Association, as Syndication Agent (in such capacity, the “Syndication Agent”).
     WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Term Loan Credit Agreement dated as of August 9, 2007 (the “Loan Agreement”), pursuant to which the Lenders made loans to the Borrower on the terms and conditions set forth therein; and
     WHEREAS, the Borrower has requested that the Lenders extend the Maturity Date under the Loan Agreement and the Lenders are willing to extend the Maturity Date under the Loan Agreement on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and fully intending to be legally bound by this Amendment, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.
     2. Amendment to Loan Agreement. As of the Effective Date (as defined in §4 hereof) the Loan Agreement is amended as follows:
     2.1. Maturity Date. The definition of “Maturity Date” set forth in Section 1.1 of the Loan Agreement is amended by deleting the date “November 9, 2007” set forth therein and substituting the date “November 30, 2007” in place thereof.
     3. Provisions Of General Application.
     3.1. Representations and Warranties. Holdings and the Borrower hereby jointly and severally represent and warrant as of the date hereof that (a) each of the representations and warranties of Holdings and the Borrower contained in the Loan Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Loan Agreement or this Amendment are true and correct in all material respects as of the date as of which they were made and are true and correct in all material respects at and as of the date of this Amendment (except to the extent (i) of changes resulting from transactions contemplated or not prohibited by the Loan Agreement or the other Loan Documents, (ii) of changes occurring in the ordinary course of business, or (iii) that such representations and warranties relate expressly to an earlier date), (b) no Default or Event of Default exists on the date hereof (before and after giving effect to this Amendment), and (c) this Amendment has been duly authorized, executed and delivered by Holdings and the Borrower and is in full force and effect as of the Effective Date, and the agreements and obligations of Holdings and the Borrower contained herein constitute the legal, valid and binding obligations of such Person, enforceable against it in accordance with its terms, subject only to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
     Holdings and the Borrower hereby further jointly and severally represent and warrant as of the date hereof that the execution, delivery and performance of this Amendment are within Holdings’ and the Borrower’s corporate or partnership powers, as applicable, have been authorized by all necessary corporate or partnership action, as applicable, and do not and will not (a) require the consent or approval of its shareholders or partners, as applicable, or such consent or approval has been obtained, (b) contravene either its certificate of incorporation, by-laws, certificate of limited partnership or agreement of limited partnership, as applicable, (c) violate any Requirement of Law or Contractual Obligation of Holdings or the Borrower, or (d) result in, or require, the creation or imposition of any Lien on any of the respective properties or revenues of Holdings or the Borrower pursuant to any Requirement of Law or Contractual Obligation (other than the Liens created by the Security Documents).
     3.2. No Other Changes. Except as otherwise expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Loan Agreement remain unaltered and in full force and effect. The Loan Agreement and this Amendment shall be read and construed as one agreement. The making of the modifications in this Amendment does not imply any obligation or agreement by the Administrative Agent or any Bank to make any other amendment, waiver, modification or consent as to any matter on any subsequent occasion. This Amendment shall be a Loan Document under the Loan Agreement.
     3.3. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York. This Amendment and the rights and obligations of each of the parties hereto are contracts under the laws of the State of New York and shall for all purposes be construed in accordance with and governed by the laws of such State (excluding the laws applicable to conflicts or choice of law).

     3.4. Assignment. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective permitted successors and assigns.
     3.5. Counterparts. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission, with confirmation of receipt or record of transmission, shall be effective as delivery of a manually executed counterpart of this Amendment.
     4. Effectiveness of this Amendment. This Amendment shall become effective on the date on which the following conditions precedent are satisfied (such date being hereinafter referred to as the “Effective Date”):
     (a) Execution and delivery to the Administrative Agent of this Amendment by each of the Lenders, Holdings, the Borrower and the Administrative Agent.
     (b) Execution and delivery to the Administrative Agent of a secretary’s certificate of Holdings and the Borrower (i) either confirming that there have been no changes to its organizational documents since August 9, 2007, or if there have been changes to Holdings’ or the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) either certifying as to resolutions and incumbency of officers or certifying that the resolutions attached to and the incumbency certification set forth in its secretary’s certificate dated as of August 9, 2007 and delivered to the Administrative Agent remain unchanged and in full force and effect.
     (c) Delivery to the Administrative Agent by the Guarantors of the Reaffirmation of the Guarantee and Collateral Agreement attached hereto.
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     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the date first set forth above.

MEDICAL PROPERTIES TRUST, INC.
By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and CFO

MPT OPERATING PARTNERSHIP, L.P.
By:	/s/ R. Steven Hamner
	Name:	R. Steven Hamner
	Title:	Executive Vice President and CFO

Signature Page for First Amendment to Term Loan Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Vanessa Chiu
	Name:	Vanessa Chiu
	Title:	Vice President

Signature Page for First Amendment to Term Loan Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as Syndication Agent and as a Lender
By:	/s/ Laura Conway
	Name:	Laura Conway
	Title:	Vice President
Signature Page for First Amendment to Term Loan Credit Agreement

Each of the undersigned Guarantors, being the Guarantors under the Guarantee and Collateral Agreement dated as of August 9, 2007 in favor of the Administrative Agent (the “Guarantee and Collateral Agreement”), hereby acknowledges the foregoing First Amendment to Term Loan Credit Agreement and reaffirms its guaranty of the Guarantor Obligations (as defined in Guarantee and Collateral Agreement) under the Loan Agreement and the other Loan Documents, each as modified hereby or in connection herewith, in accordance with the Guarantee and Collateral Agreement.

MEDICAL PROPERTIES TRUST, INC.

By:	/s/ R. Steven Hamner

Name: R. Steven Hamner
Title: Executive Vice President and CFO

MPT OF REDDING, LLC
MPT OF CHINO, LLC
MPT OF SHERMAN OAKS, LLC
MPT OF BUCKS COUNTY, LLC
MPT OF VICTORVILLE, LLC
MPT OF BLOOMINGTON, LLC
MPT OF COVINGTON, LLC
MPT OF DENHAM SPRINGS, LLC
MPT OF DALLAS LTACH, LLC
MPT OF CENTINELA, LLC
MPT OF MONTCLAIR, LLC
MPT OF PORTLAND, LLC
MPT OF WARM SPRINGS, LLC
MPT OF VICTORIA, LLC
MPT OF LULING, LLC
MPT OF HUNTINGTON BEACH, LLC
MPT OF WEST ANAHEIM, LLC
MPT OF LA PALMA, LLC
MPT OF TWELVE OAKS, LLC
MPT OF SHASTA, LLC
MPT OF PARADISE VALLEY, LLC
MPT OF SOUTHERN CALIFORNIA, LLC
MPT OF INGLEWOOD, LLC

By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

	By:	/s/ R. Steven Hamner

Name: R. Steven Hamner
Title: Executive Vice President and CFO
Signature Page for First Amendment to Term Loan Credit Agreement

MPT OF BUCKS COUNTY, L.P.

By:	MPT OF BUCKS COUNTY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF DALLAS LTACH, L.P.

By:	MPT OF DALLAS LTACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF CENTINELA, L.P.

By:	MPT OF CENTINELA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF MONTCLAIR, L.P.

By:	MPT OF MONTCLAIR, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF WARM SPRINGS, L.P.

By:	MPT OF WARM SPRINGS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member
Signature Page for First Amendment to Term Loan Credit Agreement

MPT OF VICTORIA, L.P.

By:	MPT OF VICTORIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF LULING, L.P.

By:	MPT OF LULING, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF HUNTINGTON BEACH, L.P.

By:	MPT OF HUNTINGTON BEACH, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF WEST ANAHEIM, L.P.

By:	MPT OF WEST ANAHEIM, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF LA PALMA, L.P.

By:	MPT OF LA PALMA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member
Signature Page for First Amendment to Term Loan Credit Agreement

MPT OF TWELVE OAKS, L.P.

By:	MPT OF TWELVE OAKS, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF SHASTA, L.P.

By:	MPT OF SHASTA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF PARADISE VALLEY, L.P.

By:	MPT OF PARADISE VALLEY, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

MPT OF SOUTHERN CALIFORNIA, L.P.

By:	MPT OF SOUTHERN CALIFORNIA, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member
Signature Page for First Amendment to Term Loan Credit Agreement

MPT OF INGLEWOOD, L.P.

By:	MPT OF INGLEWOOD, LLC, its general partner

	By:	MPT OPERATING PARTNERSHIP, L.P., its sole member

		By:	/s/ R. Steven Hamner

			Name:	R. Steven Hamner
			Title:	Executive Vice President and CFO of MPT Operating Partnership, L.P.
Signature Page for First Amendment to Term Loan Credit Agreement